As filed with the Securities and Exchange Commission on January 9, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4840

The Tocqueville Trust

(Exact name of registrant as specified in charter)

The Tocqueville Trust

40 W. 57th Street, 19th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt, President

The Tocqueville Trust

40 W. 57th Street, 19th Floor

New York, NY 10019

(Name and address of agent for service)

212-698-0800

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

Item 1. Report to Stockholders.

Dear Fellow Shareholder,

By and large, the fiscal year ended October 31, 2006 has been more favorable for our Funds than I would have anticipated twelve months ago.

Periods like the present one, when liquidity and momentum drive markets, are not easy for our investment discipline. Typically, we make money, but less than benchmarks that are pushed ever higher by investors’ frantic search for short-term returns.

Values, across markets, were rare a year ago and are more so today; complacency seems to rule everywhere; and both good and bad news are seen as cause to continue enjoying the global bull market.

At a meeting shortly before our letters to shareholders were due, most of our managers found it difficult to offer any new pearls of wisdom: they would have been happy to reprint their comments of a year ago. The same pretty much applies to me.

Markets are driven in part by fundamentals and in part (perhaps a growing one) by crowd psychology. Though I am more concerned than most by the likelihood of economic or financial problems in the world’s two economic locomotives (the United States and China), I would be willing to rate the economic fundamentals as “neutral”.

The most myopic bulls see valuations that are down significantly from their recent bubble peaks. Historically, however, those remain fairly rich—especially if one takes into account today’s peak profit margins, which may not be sustainable through cycles.

Bear in mind that price/earnings ratios, which largely reflect investors’ expectations, historically have moved in long cycles of more than a decade’s duration. When they have been trending down, as has been the case since 2000, they seldom reversed until the investing public became totally disgusted with equities. This is hardly the case today and, if the start of a major new bull market for world equities is to be ruled out, one must wonder how much remains to be squeezed out of the current one.

Finally, many in the investing crowd expect the global stock market returns of recent years to be replicable ad infinitum. These, too have been above the historical norm and, for reasons that would be too long to document here, I am of the opinion that this expectation is unrealistic.

My only solace is that periods like the present one are not eternal: moods are cyclical and economic or financial parameters always wind up “reversing to the long-term mean”. When this inevitably happens, I believe a strong value-oriented, stock-picking discipline should both protect us on the downside and allow us to identify good contrarian opportunities for the longer term.

With my best wishes for a healthy, happy and financially secure New Year,

Respectfully,

François Sicart

Chairman

Annual Report	1

The Tocqueville Fund

Dear Fellow Shareholder,

For the fiscal year ended October 31, 2006, the Tocqueville Fund generated a return of 20.50% compared with a 16.34% return for the S&P 500, the index against which we are most often compared.

This represents the seventh consecutive fiscal year in which the Fund has outperformed its benchmark. That record, though gratifying, could be an accident of the calendar. Far more important is the cumulative record over this period. Over the past seven years, the Fund has returned 85.11% while the overall market, as measured by the S&P 500 has gained 13.06%. Of course, in the two year period just before the new millennium, when our style was not in favor, the Fund substantially underperformed its benchmark, 12.42% versus 55.64% and underperformance could return should the market turn against us. Since October 31, 1996, which includes periods of both superior and inferior relative performance, our return is 168.68% compared with 129.03% for the S&P 500.

Outperforming a benchmark is not our primary investment objective. Capital appreciation is, and we try to accomplish this by limiting our exposure to disappointments in the stocks that we own. It is our belief that purchasing and holding the shares of good quality companies when we believe them to be out of favor and depressed in price can be a rewarding long term investment strategy and one that should minimize, to the extent possible, downside risk and nerve wracking volatility. This type of investing, which we call contrarian value requires not only patience, but a willingness to lean against the comfortable consensus.

Longtime shareholders will recognize the tendency of the Fund to be most heavily positioned in shares which defy the conventional wisdom and underrepresented, if invested at all, in companies where everyone knows the outlook is favorable. Thus, earlier this year we added to our underperforming technology and healthcare positions, while trimming or eliminating basic material shares which have driven our performance over the past several years and which have become media and Wall Street darlings.

Notwithstanding the rally in the markets over the past several months, we continue to expect a stock-picker’s market for the foreseeable future. We believe valuations are not low enough, nor are interest rates high enough and economic activity subdued enough to ignite a major bull market with their reversal. On the contrary, we would not be surprised to witness a sluggish market environment over the next couple of years. If so, we believe our approach will continue to add value to client portfolios. If we are wrong, however, and the market is off to the races, we will most likely underperform our benchmarks. Not making as much money as some others is a high class problem and a risk we are willing to take.

As a major investor in the Fund, as well as its manager, I thank you for your support and loyalty to the Tocqueville Fund.

Sincerely,

Robert W. Kleinschmidt

Portfolio Manager

2	October 31, 2006

The Tocqueville Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2006

	1 Year	3 Year	5 Year	10 Year
Tocqueville Fund—Net Asset Value	20.50%	15.81%	13.66%	10.39%
Tocqueville Fund—Load*	20.50%	15.81%	13.66%	9.94%
Standard & Poor’s 500 Stock Index	16.34%	11.44%	7.26%	8.64%
*	Effective February 1, 2000, the Fund eliminated its sales load.

Annual Report	3

The Tocqueville Small Cap Value Fund

Dear Fellow Shareholder,

We are pleased to report that the Tocqueville Small Cap Value Fund finished its fiscal year, ended October 31, 2006 with an 8.81% increase in Net Asset Value to $18.04 per share. While this represents improvement over the 6.79% reported last year, our returns lagged the 19.98% return of our benchmark Russell 2000 Index. As indicated in the past, our goal is not to outperform any index over short-term periods, but rather it is to achieve long-term capital appreciation. Our average annual return since inception in 1994 is 13.29%, and the Fund closed the fiscal year near its all-time high.

Record Long-term Capital Gains Realized

As the year progressed we took advantage of what we believed to be overly optimistic valuations, and substantially reduced our portfolio exposure and concentration in some of our most appreciated energy related, computer software, and other technology investments. As a result of these and other changes, the Fund distributed long-term capital gains of $2.175 per share or 12%.

Cautious Optimism Maintained

In retrospect, the flat performance of the Fund during the first three quarters of the fiscal year mirrored the flat performance of most stocks. Lack of economic progress and fears of deterioration in sectors sensitive to rising energy costs and interest rates were at work. Fortunately, these negative perceptions lessened during the fourth quarter, and the general outlook appears to be improving as of this writing.

Two factors benefited our results last year. Foremost was the unprecedented price volatility of small stocks in general. In addition, we had ample opportunities to balance market risks with continually changing economic and geopolitical perceptions. These two factors enabled us to realize gains and make timely new investments in attractive new sectors.

We made no strategic changes as the year progressed, and concentrated instead on tactical issues. We increased our exposure to small out-of-favor healthcare and technology companies. These two sectors seemed to present us with the most attractive buying opportunities. While some of these investments still carry a level of business risk normally attached to small companies, overall long-term market risk seemed pretty much deflated by the recent poundings these stocks underwent before we bought them. We also diversified our risk exposure by adding what we believed to be promising new stocks to our list.

We eliminated eleven stocks from the Fund for valuation and other reasons, and we added fourteen new ones. Seven of these additions are technology/electronics related and five are small healthcare companies. As of October 31, 2006, we held 43 stocks, up from 40 stocks as of October 31, 2005. We reduced our concentration in our top ten holdings from 40% to 38% of assets. Eight of our top ten stocks are new to that list, and our three largest holdings are computer software companies with attractive long-term growth profiles.

We believe the fourteen additions to the Fund have a number of attractive common features. Most are small companies in emerging industries or market segments. Most are in the process of introducing costs-reducing new products or services which greatly enhance their solid long-term potential. Most fit well with our long practice of seeking to buy good businesses with decent finances that just happen to be undervalued. We believe most were suffering from deflated short-term expectations at their time of purchase, mitigated somewhat by likely prospects for improvement due to new products, pricing flexibility, increasing unit sales over the longer term, and solid relationships with their customers:

Datascope Corp. manufactures and sells catheter-based products used during cardiovascular and vascular surgery procedures; Dendrite Int’l designs and sells computer software that empowers drug industry reps in marketing products to doctors, and in clinical and regulatory compliance tracking; Keithley Instruments designs, manufactures and sells electrical test and measurement instruments used by scientists and engineers in the worldwide electronics industry; Mentor Graphics Corp. designs, sells and services Electronic Design Automation software to the worldwide electronics industry. International Rectifier, FEI Corp., Insight Enterprises designs, manufactures and sells devices and subsystems used to test electronic devices; Pharmion Corp. is a biotechnology company engaged in the licensing, development and commercialization of innovative hematology and oncology products.; Salix Pharmaceuticals develops and markets prescription pharmaceuticals for the treatment of gastrointestinal diseases; Synovis Life Technology Inc. designs, manufactures and markets implantable biomaterial products as well as conductor components used for cardiac rhythm management; Wright Medical Group., Inc. designs, manufactures and sells reconstructive joint devices and bio-orthopedic materials used in knee, hip and other joints replacement surgery. Following is a listing of our ten largest positions by sectors:

Agile Software (4.6%)	PLM Software
Dendrite Int. (4.2%)	Healthcare Software
Informatica Inc. (4.1%)	Database software
Hercules Inc. (4.0%)	Chemicals
Sensient Tech. (3.9%)	Food ingredients
3Com Corp. (3.7%)	Routers
Ceridian Corp. (3.4%)	Financial Services
Wright Medical (3.3%)	Pharmaceuticals
ABM Ind. (3.2%)	Building maintenance
Mentor Graphics (3.2%)	Test instruments

In closing, let me express my gratitude for your selection of the Tocqueville Small Cap Value Fund to achieve your long-term investment goals.

Sincerely,

Jean-Pierre Conreur

Portfolio Manager

4	October 31, 2006

The Tocqueville Small Cap Value Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2006

	1 Year	3 Year	5 Year	10 Year
Tocqueville Small Cap Value Fund—Net Asset Value	8.81%	4.79%	9.45%	12.20%
Tocqueville Small Cap Value Fund—Load*	8.81%	4.79%	9.45%	11.74%
Russell 2000 Index	19.98%	14.53%	13.76%	9.84%
*	Effective February 1, 2000, the Fund eliminated its sales load.

Annual Report	5

The Tocqueville International Value Fund

Dear Fellow Shareholder,

For the twelve months ended October 31, 2006, the Tocqueville International Value Fund’s total U.S. dollar return was 17.39%. In the same period, the Morgan Stanley EAFE Index had a total U.S. dollar return of 28.04%.

For the 5 year period ended October 31, 2006, the Tocqueville International Value Fund’s total U.S. dollar return was 163.08%. In the same period, the Morgan Stanley EAFE Index had a total U.S. dollar return of 101.16%. According to Bloomberg, our 5-year return positions the Fund in the top decile of funds that have a strategy of investing in non-U.S. equities.

Many of the currents of the last few years continued into 2006. Global economic growth continued at a healthy pace and commodity prices remained at lofty levels. In spite of this, inflation and interest rates remained stubbornly low, as low cost emerging markets production relieved cost pressures and burgeoning global liquidity chased bond yields down. Corporate earnings grew at a strong clip, abetted by corporate restructuring, particularly in Europe. Perceived risk, as measured by credit spreads on fixed income securities, remained low, and capital poured into risky assets, like emerging markets. Mergers and acquisitions activity accelerated and overcapitalized private equity firms searched the world for undervalued assets, propelling value realization among publicly traded equities. Risk appetite had a short-lived correction mid-year due to the conflict in Lebanon, rising oil prices, and concerns about a housing and consumer led economic slowdown in the U.S. But that quickly reversed as the Lebanon conflict eased in intensity, oil prices declined, and investor conviction grew that the U.S. Federal Reserve had finished its tightening for this cycle.

During the year, the European BE 500 index increased by 24.72% in local currency terms, the Japanese Nikkei 225 increased by 21.63% in local currency terms, the Morgan Stanley Far East increased by 20.97%. The Euro increased by 6.4% against the U.S. dollar as economic growth there accelerated and interested rates rose, while the Japanese Yen decreased by 0.5%, as markets overlooked Japan’s improving economic fundamentals and leveraged investors borrowed Yen to buy securities elsewhere in the world. Most other currencies increased in value against the U.S. dollar. Underscoring the extent of global risk appetite, yields on long term U.S. dollar-denominated bonds in the Brazil and the Philippines, for example, ended the year at around 6%, and among the best performing stock markets for the year were Vietnam, Venezuela, Botswana and Russia.

During the year, we had gains across geographies and industries, with notable contributions from Dutch animal feed producer Nutreco, Italian clothing maker Benetton, and Korean conglomerate Doosan, all restructuring stories, as well as Japanese game maker Nintendo and Finnish paper producer UPM, both cyclical recovery theses. We sold several positions that met our valuation targets, like Doosan, French aerial platform maker Pinguely-Haulotte, Japanese industrial chain maker Tsubakimoto Chain, Dutch chemical company Akzo Nobel, and French water company Veolia. In terms of geographic exposure, Europe increased from 38% to 40%, largely through price appreciation, Asia increased from 16% to 20% as we added new positions, and Japan was flat at 23%. We maintained small and decreasing exposures to Latin American and Canadian materials companies, and our overall exposure to emerging markets continued to be limited.

Thematically, new investments were concentrated in the areas of media and technology, which have been out of favor with the traditional growth investor constituency and offer compelling individual stock values. In media, we invested in French media conglomerate Vivendi Universal and Thai TV broadcaster BEC World, which are characterized by overcapitalized balance sheets, strong free cash flow, and improving business fundamentals. In technology, we took positions in Japanese software companies Capcom and Square Enix, which are characterized by low valuation multiples of down cycle cash flow, and stand to benefit from the new gaming console product cycle. Otherwise, our new investments have been focused on special situations, like UK nuclear company British Energy and French aerospace propulsion company Safran.

Our investment philosophy is long-term capital appreciation consistent with preservation of capital and our discipline is contrarian, value oriented stock picking. We are focused on positive absolute, rather than relative returns and we do not

6	October 31, 2006

pay heed to indices as part of our investment selection process. There are periods when our approach may achieve adequate absolute returns, and yet our returns may lag the benchmark against which we are typically compared. The last 12 months have been such a period. There are two principal reasons for this, both deriving from our investment discipline. First, before and during this fiscal year, we exited several positions, in areas like industrial metals and machinery, where we had made large gains over the last several years and which had become fully valued in our judgment. These same areas continued to produce strong returns during 2006, while the areas where we have been finding value and making new investments, like media and technology, did not. Second, we have had negligible exposure to financial, utility and telecom stocks in Europe, which do not meet our investment criteria for a mix of qualitative and quantitative reasons. These areas represent a large portion of the indices and produced strong returns during 2006. While our discipline led to some missed opportunities in 2006, we believe based on decades of experience that our approach is the best way to achieve the goal of capital appreciation consistent with preservation of capital.

Today, investors are pricing minimal risk into equity securities. To be sure, there are many reasons to be optimistic. Large emerging countries like India and China are fueling global growth, inflation is low for now, economic reform continues to occur in Europe, Japan and most other nations, and despite political posturing, international trade continues to expand. Rogue leaders like Venezuela’s Chavez and North Korea’s Kim have been marginalized or reengaged. Growth is improving living standards in the emerging world, and there has been progress in alleviating health and poverty problems and raising awareness regarding the environment. Corporate balance sheets are strong and equity valuations, while not cheap, are not exceedingly expensive. But when equities ignore risk, the balance tips in favor of negative surprises. And these could come in the form of rising oil prices, further economic slowdown in the U.S., instability in Pakistan or Iran, corporate profit margins deteriorating from current high levels, to name a few. With this potential reality in clear view, we continue to focus our efforts on uncovering individual stock ideas where we expect that internal fundamentals will drive value creation independent of the movements of equity markets.

We continue to hold a structurally bearish view regarding the U.S. dollar. And we expect the non-U.S. markets to benefit from improving corporate governance and management practices, the development of local equity cultures, and positive capital flows. Against this background, inefficient pricing of equities can provide exceptional opportunities. We continue to employ our investment discipline, seeking to discover fundamentally attractive companies that are out of favor and undervalued, and to provide our shareholders with above average returns with below average risk.

Sincerely,

James Hunt	Francois Sicart
Portfolio Manager	Portfolio Manager

Annual Report	7

The Tocqueville International Value Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 20 Developed Market Countries in Europe, Australia, Asia and the Far East.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2006

	1 Year	3 Year	5 Year	10 Year
Tocqueville International Value Fund—Net Asset Value	17.39%	20.41%	21.34%	6.23%
Tocqueville International Value Fund—Load*	17.39%	20.41%	21.34%	5.80%
Morgan Stanley EAFE Index	28.04%	21.89%	15.00%	7.70%
*	Effective February 1, 2000, the Fund eliminated its sales load.

8	October 31, 2006

The Tocqueville Gold Fund

Dear Fellow Shareholder,

For the 2006 fiscal year ending October 31st, the Tocqueville Gold Fund produced a return of 52.54% vs. 30.53% for the XAU (Philadelphia Stock Exchange Gold and Silver Index) and 16.34% for the S&P 500. This marked a continuation of the upward trend in the gold price that has been in place since August of 1999. The prior bull market in gold lasted from 1968 to 1982, or 15 years. By that measure, we believe the current bull market has considerably more time to run.

The current dollar, based on official inflation statistics, is worth approximately half of what it was worth in 1980 when gold topped $800. Making the adjustment for the dollar’s loss of value since then, the current gold price is barely above $300. In other words, we see gold as having the potential to continue to climb and possibly reach its previous bull market high. Our belief is that the government’s official inflation numbers are overstating the effects of inflation and this, if correct, only reinforces our argument.

Despite these considerations, many question whether the best days for gold are behind it. A new investment commitment to gold after a seven year run might seem too late in the game. Capital market flows into the gold sector continue to be hesitant in nature and small in scale. Over the past year, gold has been seen by many as just another hard asset, a subset of tangible assets. The rise in price has mostly been attributed to the China story, i.e., the growing demand for hard assets in emerging market economies, while we believe little thought has been given to gold’s role as an alternative to monetary assets.

In our view, failure to comprehend gold’s monetary nature has resulted in a confusion with other commodities. Signs are encouraging that this is changing. The recently popular notion that the prices of gold and oil are inextricably linked is, in our opinion, all but dead. Since September 30, gold is up 5.47% and oil is down 3.78%, while the Reuters/Jefferies Commodity Research Bureau Index (“CRB”) is up 0.37%. Since the beginning of 2006, oil is down 0.82% and gold is up 22.48%, while the CRB is down 7.57%. In our recent web site article, Trivial Pursuit, we suggested that the next powerful leg of the gold market would be triggered by a separation of gold from other commodities. We appear to be in the early stages of that separation.

Gold may be a commodity, but it is the only significant one with monetary characteristics. A widening spread between gold and other commodities may signal trouble ahead for financial assets. For example, during the period June 1999 to December 2002, gold outperformed the CRB by 45% (+32% vs. +22%) and the S&P 500 declined 36%. The logic is that during periods of severe underperformance of financial assets, gold’s safe haven aspects become more highly valued than in more halcyon times. On a year to date basis, gold has outperformed the CRB by a significant percentage as already noted. However, the S&P 500 is also up so far this calendar year, by 12.06%. Is gold’s behavior relative to other commodities a danger signal, as it was seven years ago, or a false alarm?

Only time will tell, but today’s compressed credit spreads suggest that investors are reaching for yield. Reckless disregard for risk was, we believe, the precursor to the dot com bust. Is today’s environment any different? Italy borrows for 23 bps more than Germany. Sub prime borrowers get 30 year mortgages at a few basis points more than sovereign debt. Financial engineers repackage risk in collateralized debt obligations, instruments that are all but incomprehensible to external analysis. The next leg in the gold price will likely say more about the under pricing of risk than the traditional drivers of the metal such as inflation, deflation, or geopolitical events. We believe that gold rising against economically sensitive commodities will signify that a general reappraisal of risk is underway.

We believe the idea that all “hard” assets provide a safe haven from depreciating currencies is a dangerous one. It might seem valid for a while based upon the power of common belief to generate capital flows, but it will inevitably fall apart during periods of severe economic distortion caused by monetary imbalances. It appears to us that efforts to trivialize gold’s monetary significance are a key to the present day money illusion, that more paper equals more prosperity. It is far more palatable to the political and economic establishment to explain away the strength in the price of gold as a consequence of growing Asian prosperity or the reflection of an extreme fringe of investment thought (as suggested by Greenspan) than to read it as a reflection of flawed economic policies, archaic conventions, and corrupt institutions. A rise in the price of gold is equivalent to a fall in the value of financial assets. It is our view that the strength in the metal is a sign of distrust in the ability of present day financial instruments, including paper currencies, to preserve

Annual Report	9

capital over time. The global bid for physical gold is potentially immense. We believe it will be generated not by ephemeral and flaky speculative interests seeking instant gratification, but rather by the considered actions of capital interests with a long term perspective driven primarily by the desire to convey present day wealth to future generations.

In our view, we are still in the very early stages of a bull market in gold. When it has completed its course, we believe the duration and magnitude will exceed any historical precedent.

Sincerely,

John C. Hathaway

Portfolio Manager

10	October 31, 2006

The Tocqueville Gold Fund

This chart assumes an initial gross investment of $10,000 made on 6/29/98 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

In 2003 and 2006, the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2006

	1 Year	3 Year	5 Year	Since inception 6/29/1998
Tocqueville Gold Fund—Net Asset Value	52.54%	18.24%	35.69%	24.05%
Tocqueville Gold Fund—Load*	52.54%	18.24%	35.69%	23.42%
Philadelphia Stock Exchange Gold and Silver Index	30.53%	13.15%	21.91%	9.76%
Standard & Poor’s 500 Stock Index	16.34%	11.44%	7.26%	3.92%
*	Effective February 1, 2000, the Fund eliminated its sales load.

Annual Report	11

Legend Related to Shareholder Letters

Past performance does not guarantee future results. The investment returns and principal value will fluctuate and the investor’s share, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of each Fund before investing. The Prospectus contains this and other information about The Tocqueville Trust and you should read it carefully before investing.

Each Fund’s holdings are also subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any mentioned security. The securities mentioned in the articles are not representative of each Fund’s entire portfolio.

There are special risks associated with investing in small cap and mid cap stocks, including: small and mid cap companies rely on limited product lines, financial resources and business activities that may make them more susceptible than larger companies to setbacks or downturns; and small and mid cap companies are less liquid and more thinly traded which make them more volatile than stocks of larger companies.

There are special risks associated with investing in foreign securities, including: the value of foreign currencies may decline relative to the US dollar; a foreign government may expropriate a Fund’s assets; and political, social or economic instability in a foreign country in which a Fund invests may cause the value of the Fund’s investments to decline.

The Tocqueville Gold Fund is subject to special risks associated with investing in gold and other precious metals, including: the price of gold/precious metals may be subject to wide fluctuations; the market for gold/precious metals is relatively limited; the sources of gold/precious metals are concentrated in countries that have the potential for instability; and the market for gold/precious metals is unregulated.

This commentary is not an advertisement or solicitation to subscribe to The Tocqueville Trust, which may only be made by Prospectus. This material must be preceded or accompanied by the Trust’s Prospectus.

The Tocqueville Trust Mutual Funds are distributed by Lepercq, de Neuflize/Tocqueville Securities L.P.

12	October 31, 2006

Expense Example—October 31, 2006

As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (May 1, 2006-October 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report	13

Expense Example Tables

The Tocqueville Fund

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 - October 31, 2006
Actual	$1,000.00	$1,015.30	$6.60
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, mutiplied by the average account value over the period, muliplied by 184/365 to reflect the one-half year period.

The Tocqueville Small Cap Value Fund

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 - October 31, 2006
Actual	$1,000.00	$968.30	$6.65
Hypothetical (5% return before expenses)	1,000.00	1,018.45	6.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.34%, mutiplied by the average account value over the period, muliplied by 184/365 to reflect the one-half year period.

The Tocqueville International Value Fund

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 - October 31, 2006
Actual	$1,000.00	$969.80	$7.99
Hypothetical (5% return before expenses)	1,000.00	1,017.09	8.19

*	Expenses are equal to the Fund’s annualized expense ratio of 1.61%, mutiplied by the average account value over the period, muliplied by 184/365 to reflect the one-half year period.

The Tocqueville Gold Fund

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 - October 31, 2006
Actual	$1,000.00	$913.80	$7.24
Hypothetical (5% return before expenses)	1,000.00	1,017.64	7.63

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, mutiplied by the average account value over the period, muliplied by 184/365 to reflect the one-half year period.

14	October 31, 2006

The Tocqueville Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$22.17	$20.43	$17.99	$13.42	$14.99

Operations:
Net investment income (loss)	0.14	0.15	0.05	0.02	(0.01)
Net realized and unrealized gain (loss)	4.33	2.53	2.41	4.55	(1.28)

Total from investment operations (1)	4.47	2.68	2.46	4.57	(1.29)

Dividends and distributions to shareholders:
Dividends from net investment income	(0.22)	(0.12)	(0.02)	—	(0.01)
Distributions from net realized gains	(2.17)	(0.82)	—	—	(0.27)

Total dividends and distributions	(2.39)	(0.94)	(0.02)	—	(0.28)

Change in net asset value for the year	2.08	1.74	2.44	4.57	(1.57)

Net asset value, end of year	$24.25	$22.17	$20.43	$17.99	$13.42

Total return	20.5%	13.4%	13.7%	34.1%	(8.9)%
Ratios/supplemental data
Net assets, end of year (000)	$392,495	$175,791	$145,435	$149,497	$70,134
Ratio to average net assets:
Expenses (2)	1.30%	1.34%	1.34%	1.40%	1.40%
Net investment income (loss) (2)	0.68%	0.68%	0.25%	0.17%	(0.06%)
Portfolio turnover rate	32%	45%	40%	32%	62%

(1)	Total from investment operations per share includes redemption fees of $0.002, $0.003, $0.001 and $0.000 per share for the years ended October 31, 2006, 2005, 2004 and 2003, respectively.
(2)	Net of fees waived amounting to 0.07%, 0.01% and 0.06% of average net assets for the years ended October 31, 2003, 2002 and 2001, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report	15

The Tocqueville Small Cap Value Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$16.58	$16.11	$18.83	$12.18	$15.09

Operations:
Net investment loss	(0.07)	(0.13)	(0.11)	(0.08)	(0.08)
Net realized and unrealized gain (loss)	1.53	1.26	0.21	6.73	(1.45)

Total from investment operations (1)	1.46	1.13	0.10	6.65	(1.53)

Distributions to shareholders:
Distributions from net realized gains	—	(0.66)	(2.82)	—	(1.38)

Total distributions	—	(0.66)	(2.82)	—	(1.38)

Change in net asset value for the year	1.46	0.47	(2.72)	6.65	(2.91)

Net asset value, end of year	$18.04	$16.58	$16.11	$18.83	$12.18

Total return	8.8%	6.8%	(1.0)%	54.6%	(11.7)%
Ratios/supplemental data
Net assets, end of year (000)	$52,701	$57,576	$75,005	$73,518	$50,879
Ratio to average net assets:
Expenses	1.34%	1.39%	1.41%	1.36%	1.44%
Net investment loss	(0.38)%	(0.67)%	(0.61)%	(0.48)%	(0.62)%
Portfolio turnover rate	45%	30%	19%	65%	25%

(1)	Total from investment operations per share includes redemption fees of $0.015, $0.006, $0.02 and $0.03 per share for the years ended October 31, 2006, 2005, 2004 and 2003, respectively.

The accompanying notes are an integral part of these financial statements.

16	October 31, 2006

The Tocqueville International Value Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$16.06	$13.10	$10.90	$7.27	$7.24

Operations:
Net investment income	0.27	0.04	0.09	0.06	0.01
Net realized and unrealized gain	2.30	3.00	2.15	3.58	0.02

Total from investment operations (1)	2.57	3.04	2.24	3.64	0.03

Dividends and distributions to shareholders:
Dividends from net investment income	(0.05)	(0.08)	(0.04)	(0.01)	—
Distributions from net realized gains	(1.86)	—	—	—	—

Total dividends and distributions	(1.91)	(0.08)	(0.04)	(0.01)	—

Change in net asset value for the year	0.66	2.96	2.20	3.63	0.03

Net asset value, end of year	$16.72	$16.06	$13.10	$10.90	$7.27

Total return	17.4%	23.3%	20.6%	50.1%	0.4%
Ratios/supplemental data
Net assets, end of year (000)	$225,234	$215,711	$196,424	$129,875	$78,951
Ratio to average net assets:
Expenses	1.61%	1.66%	1.71%	1.77%	1.73%
Net investment income	1.49%	0.29%	0.85%	0.72%	0.16%
Portfolio turnover rate	39%	35%	43%	55%	61%

(1)	Total from investment operations per share includes redemption fees of $0.011, $0.003, $0.01, $0.005 and $0.03 per share for the years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report	17

The Tocqueville Gold Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$35.51	$34.84	$34.71	$20.49	$13.10

Operations:
Net investment loss	(0.22)	(0.33)	(0.33)	(0.14)	(0.08)
Net realized and unrealized gain (1)	18.21	2.36	1.04	15.41	7.53

Total from investment operations (2)	17.99	2.03	0.71	15.27	7.45

Dividends and distributions to shareholders:
Dividends from net investment income	—	—	(0.03)	—	—
Dividends from net realized gains	(2.09)	(1.36)	(0.55)	(1.05)	(0.06)

Total distributions	(2.09)	(1.36)	(0.58)	(1.05)	(0.06)

Change in net asset value for the year	15.90	0.67	0.13	14.22	7.39

Net asset value, end of year	$51.41	$35.51	$34.84	$34.71	$20.49

Total return	52.5%	6.2%	2.0%	77.3%	57.2%
Ratios/supplemental data
Net assets, end of year (000)	$833,254	$538,492	$539,190	$433,554	$137,210
Ratios to average net assets:
Expenses	1.50%	1.59%	1.58%	1.68%	1.68%
Net investment income (loss)	(0.51)%	(0.97)%	(1.11)%	(0.77)%	(0.61)%
Portfolio turnover rate	30%	27%	24%	40%	72%

(1)	As described in Note 4 to the financial statements , during the year ended October 31, 2004, the Fund incurred certain losses as a result of a pricing error. The Investment Adviser reimbursed the Fund for the amount of the loss which had a per share impact of $0.004.
(2)	Total from investment operations per share includes redemption fees of $0.06, $0.02, $0.09, $0.05 and $0.09 per share for the years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively.

The accompanying notes are an integral part of these financial statements.

18	October 31, 2006

The Tocqueville Fund

Schedule of Investments as of October 31, 2006

Common Stocks—90.4%	Shares	Value
Aerospace & Defense—1.1%
Boeing Co.	50,000	$3,993,000
Ladish, Inc.(a)	9,000	280,980
		4,273,980
Airlines—0.8%
SkyWest, Inc.	112,000	2,985,920
Automobiles—0.8%
Tata Motors Ltd. ADR(b)	170,000	3,090,600
Beverages—2.7%
Anheuser-Busch Companies, Inc.	90,000	4,267,800
The Coca-Cola Co.	100,000	4,672,000
Koninklijke Grolsch N.V.(b)	41,500	1,483,070
		10,422,870
Biotechnology—1.2%
Kendle International, Inc.(a)	7,000	242,340
Pharmion Corp.(a)	190,000	4,645,500
		4,887,840
Building Products—0.2%
Masco Corp.	30,000	829,500
Capital Markets—0.9%
The Bank of New York Co., Inc.	100,000	3,437,000
Chemicals—2.6%
EI Du Pont de Nemours & Co.	150,000	6,870,000
W.R. Grace & Co.(a)	250,000	3,350,000
		10,220,000
Commercial Banks—4.3%
East West Bancorp, Inc.	50,000	1,825,500
First Midwest Bancorp Inc/IL	41,200	1,566,836
HSBC Holdings PLC ADR(b)	24,538	2,342,642
M&T Bank Corp.	10,000	1,218,100
Marshall & Ilsley Corp.	35,000	1,677,900
Mitsubishi Ufj Financial Group, Inc. ADR(b)	519,000	6,617,250
Wilmington Trust Corp.	40,000	1,663,200
		16,911,428
Commercial Physical And Biological Research—0.1%
Essex Corp.(a)	13,000	255,840
Commercial Services & Supplies—2.8%
Avery Dennison Corp.	70,000	4,419,800
DeVry, Inc.(a)	115,000	2,800,250
Pico Holdings, Inc.(a)	9,500	307,135
Steelcase, Inc.	214,000	3,545,980
		11,073,165
Communications Equipment—5.6%
Cisco Systems, Inc.(a)	475,000	11,461,750
Juniper Networks, Inc.(a)	200,000	3,444,000

Common Stocks (continued)	Shares	Value
Nokia Oyj ADR(b)	250,000	$4,970,000
Nortel Networks Corp.(a)(b)	1,000,000	2,230,000
		22,105,750
Computers & Peripherals—1.7%
Apple Computer, Inc.(a)	2,000	162,160
Dell, Inc.(a)	155,000	3,771,150
EMC Corp.(a)	200,000	2,450,000
Key Tronics Corp.(a)	50,562	291,237
		6,674,547
Construction & Engineering—0.6%
Chicago Bridge & Iron Co., N.V. ADR(b)	100,000	2,456,000
Construction Materials—0.9%
Cemex S.A. de C.V. ADR(a)(b)	112,832	3,468,456
Containers & Packaging—0.7%
Sonoco Products Co.	75,000	2,661,000
Discount—0.0%
Home Depot, Inc.	4,000	149,320
Diversified Financial Services—1.2%
Citigroup, Inc.	90,000	4,514,400
Diversified Telecommunication Services—4.1%
Alaska Communications Systems Group, Inc.	421,000	6,058,190
Chunghwa Telecom Company Ltd. ADR(b)	250,000	4,572,500
Verizon Communications, Inc.	150,000	5,550,000
		16,180,690
Electric Utilities—2.6%
FPL Group, Inc.	150,000	7,650,000
Korea Electric Power Corp. ADR(b)	120,000	2,373,600
		10,023,600
Electrical Appliances, Television And Radio Sets—0.8%
Samsung Electronics Co., Ltd. GDR(b)	9,300	3,015,442
Electrical Equipment—0.1%
The Lamson & Sessions Co.(a)	3,000	65,640
Regal-Beloit Corp.	5,500	271,975
		337,615
Electronic Equipment & Instruments—0.5%
Itron, Inc.(a)	3,000	163,320
Molex, Inc.	50,000	1,745,000
		1,908,320
Energy Equipment & Services—2.1%
Schlumberger Ltd.	128,500	8,105,780

The accompanying notes are an integral part of these financial statements.

Annual Report	19

The Tocqueville Fund

Schedule of Investments as of October 31, 2006

Common Stocks (continued)	Shares	Value
Food & Staples Retailing—1.7%
Sysco Corp.	50,000	$1,749,000
Wal-Mart Stores, Inc.	100,000	4,928,000
		6,677,000
Food Products—1.8%
China Green Holdings Ltd.(b)	402,000	175,227
Sara Lee Corp.	200,000	3,420,000
Unilever NV ADR(b)	150,000	3,630,000
		7,225,227
Health Care Equipment & Supplies—2.2%
Boston Scientific Corp.(a)	100,000	1,591,000
Medtronic, Inc.	40,000	1,947,200
Stryker Corp.	32,500	1,699,425
Thoratec Corp.(a)	220,000	3,465,000
		8,702,625
Health Care Providers & Services—1.1%
Aetna, Inc.	75,000	3,091,500
UnitedHealth Group, Inc.	25,000	1,219,500
		4,311,000
Household Durables—0.2%
Leggett & Platt, Inc.	40,000	934,000
Household Products—0.4%
Colgate-Palmolive Co.	15,000	959,550
Kimberly-Clark Corp.	12,000	798,240
		1,757,790
Industrial Conglomerates—3.6%
3M Co.	55,000	4,336,200
General Electric Co.	175,000	6,144,250
Tyco International Ltd.(b)	125,000	3,678,750
		14,159,200
Insurance—5.2%
The Allstate Corp.	50,000	3,068,000
American International Group, Inc.	100,000	6,717,000
Conseco, Inc.(a)	250,000	5,085,000
Hannover Rueckverscherung AG(a)(b)	60,000	2,546,234
IPC Holdings Ltd.(b)	100,000	3,004,000
		20,420,234
Internet Software & Services—1.6%
webMethods, Inc.(a)	310,000	2,331,200
Yahoo!, Inc.(a)	150,000	3,951,000
		6,282,200
IT Services—0.4%
Automatic Data Processing, Inc.	35,000	1,730,400
Machinery—2.6%
Cummins, Inc.	2,500	317,450
Illinois Tool Works, Inc.	40,000	1,917,200

Common Stocks (continued)	Shares	Value
The Manitowoc Co., Inc.	81,000	$4,445,280
Parker Hannifin Corp.	40,000	3,345,200
		10,025,130
Media—3.0%
Clear Channel Communications, Inc.	115,000	4,007,750
Dow Jones & Co, Inc.	140,000	4,912,600
Getty Images, Inc.(a)	30,000	1,299,300
John Wiley & Sons, Inc.	44,000	1,553,200
		11,772,850
Metals & Mining—4.7%
Alcoa, Inc.	225,000	6,504,750
Allegheny Technologies, Inc.	3,500	275,555
AM Castle & Co.	6,000	200,640
Cleveland-Cliffs, Inc.	113,500	4,799,915
Newmont Mining Corp.	150,000	6,790,500
		18,571,360
Multiline Retail—0.0%
Conn’s, Inc.(a)	7,000	168,140
Multi-Utilities & Unregulated Power—0.4%
Suez SA(b)	31,500	1,409,542
National Commercial Banks—0.2%
Hang Seng Bank Ltd. ADR(b)	75,000	955,305
Oil & Gas—3.3%
Murphy Oil Corp.	230,000	10,846,800
Total SA ADR(b)	30,000	2,044,200
Valero Energy Corp.	3,500	183,155
		13,074,155
Oil Drilling, Equipment & Services—1.2%
Devon Energy Corp.	71,880	4,804,459
Paper & Forest Products—1.9%
Weyerhaeuser Co.	114,500	7,281,055
Personal Products—0.2%
Avon Products, Inc.	30,000	912,300
Pharmaceuticals—4.5%
Bristol-Myers Squibb Co.	200,000	4,950,000
Johnson & Johnson	40,000	2,696,000
King Pharmaceuticals, Inc.(a)	19,500	326,235
Novartis AG ADR(b)	30,000	1,821,900
Pfizer, Inc.	260,000	6,929,000
Sepracor, Inc.(a)	20,000	1,035,200
		17,758,335
Prepackaged Software—0.8%
Bio-key International, Inc.(a)(c)(e)(f)	47,090	—
Bio-key International, Inc.(a)	32,783	15,736
Indus International, Inc.(a)	785,000	2,928,050
		2,943,786

The accompanying notes are an integral part of these financial statements.

20	October 31, 2006

The Tocqueville Fund

Schedule of Investments as of October 31, 2006

Common Stocks (continued)	Shares	Value
Real Estate Investment Trust—0.8%
General Growth Properties, Inc.	60,000	$3,114,000
Semiconductor & Semiconductor Equipment—4.5%
Applied Materials, Inc.	289,000	5,025,710
Intel Corp.	417,250	8,904,115
Nvidia Corp.(a)	7,000	244,090
Standard Microsystems Corp.(a)	9,000	277,470
Ultratech, Inc.(a)	220,000	3,143,800
		17,595,185
Semiconductor Equipment & Products—0.0%
Vitesse Semiconductor Corp.(a)	480	562
Software—5.0%
Activision, Inc.(a)	185,000	2,852,700
Electronic Arts, Inc.(a)	17,500	925,575
Mentor Graphics Corp.(a)	150,000	2,530,500
Microsoft Corp.	348,000	9,991,080
Oracle Corp.(a)	175,000	3,232,250
		19,532,105
Specialty Retail—0.4%
Borders Group, Inc.	70,000	1,441,300
Water Supply—0.2%
Purecycle Corp.(a)	100,000	807,500
Wireless Telecommunication Services—0.1%
America Movil S.A. de C.V. ADR(b)	8,000	342,960
Total Common Stocks (Cost $282,549,955)		354,698,768
Exchange Traded Funds—2.5%
SPDR Trust Series 1	200,000	6,660,000
StreetTRACKS Gold Trust(a)	50,000	3,012,000
Total Exchange Traded Funds (Cost $8,885,640)		9,672,000
Preferred Stock—0.2%
Biotechnology—0.2%
Zymequest, Inc.(a)(c)(e)(f)	400,000	960,000
Total Preferred Stock (Cost $960,000)		960,000
Warrants—0.0%
Bio-key Warrants , $1.35 strike price, expires 4/14/09(a)(e)	262,500	—
Raytheon Co. Warrants, $37.50 strike price, expires 6/16/11(a)	1,581	24,854
Total Warrants (Cost $0)		24,854
U.S. Government Agency Bonds—1.0%	Principal Amount
Freddie Mac, 3.70%, 8/25/09(d)	$2,000,000	$1,977,576
Freddie Mac, 3.90%, 8/27/09(d)	2,000,000	1,974,214
Total U.S. Government Agency Bonds (Cost $4,045,571)		3,951,790

Short-Term Investments—6.6%	Principal Amount	Value
Repurchase Agreement—2.6%
Repurchase Agreement with U.S. Bank, N.A., 5.00%, dated 10/31/06, due 11/1/06, collateralized by a Freddie Mac 15-Year Fixed (Pool # 1491) valued at $10,250,607. Repurchase proceeds of $10,050,396 (Cost $10,049,000)	$10,049,000	$10,049,000
U.S. Treasury Bills—4.0%
4.780%, due 11/02/06	1,000,000	999,867
4.815%, due 12/07/06	1,000,000	995,050
4.915%, due 12/14/06	1,000,000	994,063
4.150%, due 12/28/06	3,000,000	2,976,084
4.820%, due 1/18/07	3,000,000	2,968,020
4.975%, due 2/01/07	1,000,000	987,388
4.820%, due 2/15/07	3,000,000	2,956,521
4.820%, due 3/15/07	3,000,000	2,945,082
Total U.S. Treasury Bills (Cost $15,824,059)		15,822,075
Total Short-Term Investments (Cost $25,873,059)		25,871,075
Total Investments (Cost $322,314,225)—100.7%		395,178,487
Liabilities in Excess of Other Assets—(0.7)%		(2,683,538)
Total Net Assets—100.0%		$392,494,949

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

GDR—Gobal Depository Receipt

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Bermuda 1.7%; Canada 0.6%; Finland 1.3%; France 0.9%; Germany 0.6%; Hong Kong 0.3%; India 0.8%; Japan 1.7%; Mexico 1.0%; Netherlands 1.9%; South Korea 1.4%; Switzerland 0.5%; Taiwan 1.2%; United Kingdom 0.6%.
(c)	Denotes security is fully or partially restricted as to resale. The aggregate value of restricted securities at October 31, 2006 was $960,000 which represented 0.2% of net assets.
(d)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the original rate.
(e)	Fair valued security. The aggregate value of fair valued securities at October 31, 2006 was $960,000 which represents 0.2% of net assets.
(f)	Security is considered illiquid and may be difficult to sell.

The accompanying notes are an integral part of these financial statements.

Annual Report	21

The Tocqueville Small Cap Value Fund

Schedule of Investments as of October 31, 2006

Common Stocks—99.3%	Shares	Value
Aerospace & Defense—1.2%
Cubic Corp.	30,000	$627,300
Biotechnology—3.0%
Pharmion Corp.(a)	65,000	1,589,250
Chemicals—17.2%
A. Schulman, Inc.	65,000	1,573,650
Arch Chemicals, Inc.	39,000	1,304,940
Cambrex Corp.	35,000	819,000
Hercules, Inc.(a)	115,200	2,096,640
Olin Corp.	70,000	1,211,000
Sensient Technologies Corp.	90,000	2,074,500
		9,079,730
Commercial Services & Supplies—3.9%
ABM Industries, Inc.	85,000	1,688,100
Educate, Inc.(a)	50,000	382,500
		2,070,600
Communications Equipment—9.5%
3Com Corp.(a)	400,000	1,944,000
Plantronics, Inc.	40,800	861,288
Powerwave Technologies, Inc.(a)	180,000	1,171,800
Westell Technologies, Inc.(a)	420,000	1,008,000
		4,985,088
Computers & Peripherals—2.2%
Intermec, Inc.(a)	50,500	1,141,300
Electrical Equipment—7.1%
Baldor Electric Co.	50,000	1,604,000
Power-One, Inc.(a)	170,200	1,164,168
Vicor Corp.	82,200	978,180
		3,746,348
Electronic Equipment & Instruments—0.7%
Avnet, Inc.(a)	10,000	236,800
Keithley Instruments, Inc.	10,000	136,000
		372,800
Energy Equipment & Services—5.3%
Global Industries Ltd.(a)	80,000	1,328,000
Input/Output, Inc.(a)	130,000	1,457,300
		2,785,300
Food Products—2.0%
Del Monte Foods Co.	100,000	1,079,000
Health Care Equipment & Supplies—5.7%
Datascope Corp.	35,000	1,255,450
Wright Medical Group, Inc.(a)	70,000	1,729,700
		2,985,150
Health Care Providers & Services—4.3%
Bioscrip, Inc.(a)	40,000	97,600
Dendrite International, Inc.(a)	210,000	2,194,500
		2,292,100

Common Stocks (continued)	Shares	Value
Hotels Restaurants & Leisure—2.9%
Bob Evans Farms, Inc.	45,000	$1,525,950
Internet & Catalog Retail—1.9%
Insight Enterprises, Inc.(a)	46,000	988,540
IT Services—8.6%
Ceridian Corp.(a)	75,000	1,767,750
Computer Horizons Corp.(a)	180,000	806,400
Convergys Corp.(a)	70,000	1,484,700
Keane, Inc.(a)	40,000	463,600
		4,522,450
Leisure Equipment & Products—2.5%
Leapfrog Enterprises, Inc.(a)	135,000	1,301,400
Machinery—1.9%
Federal Signal Corp.	65,000	991,900
Orthopedic, Prosthetic, And Surgical Appliances And Supplies—0.6%
Synovis Life Technologies, Inc.(a)	42,000	309,960
Pharmaceuticals—4.2%
Perrigo Co.	80,000	1,431,200
Salix Pharmaceuticals, Ltd.(a)	60,000	799,800
		2,231,000
Semiconductor & Semiconductor Equipment—2.7%
FEI Co.(a)	30,000	685,800
International Rectifier Corp.(a)	20,000	719,400
		1,405,200
Software—11.9%
Agile Software Corp.(a)	360,000	2,426,400
Informatica Corp.(a)	175,000	2,168,250
Mentor Graphics Corp.(a)	100,000	1,687,000
		6,281,650
Total Common Stocks (Cost $44,609,466)		52,312,016
Short-Term Investments—0.8%	Principal Amount
Repurchase Agreement with U.S. Bank, N.A., 5.00%, dated 10/31/06, due 11/1/06, collateralized by a Fannie Mae 15-Year Fixed (Pool # 5616) valued at $460,101. Repurchase proceeds of $451,063 (Cost $451,000)	$451,000	451,000
Total Short-Term Investments (Cost $451,000)		451,000
Total Investments (Cost $45,060,466)—100.1%		52,763,016
Liabilities in Excess of Other Assets—(0.1)%		(61,973)
Total Net Assets—100.0%		$52,701,043

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

22	October 31, 2006

The Tocqueville International Value Fund

Schedule of Investments as of October 31, 2006

Common Stocks—87.0%	Shares	Value
Belgium—1.0%
Umicore	14,000	$2,172,787
Canada—2.0%
Alcan, Inc.	96,208	4,531,341
Finland—5.4%
Nokia Oyj ADR	290,000	5,765,200
UPM-Kymmene Oyj	256,700	6,516,526
		12,281,726
France—7.2%
M6 Metropole Television	190,000	5,883,013
Sanofi-Aventis	65,000	5,525,137
Vivendi SA	125,000	4,733,507
		16,141,657
Germany—0.6%
Siemens AG	14,000	1,254,534
Greece—1.2%
Titan Cement Co., SA	50,000	2,624,089
Hong Kong—0.4%
Gold Peak Industries Holding Ltd.	6,926,700	899,548
Indonesia—1.3%
PT Tempo Scan Pacific Tbk	34,380,000	2,980,543
Italy—5.9%
Ansaldo STS SpA(a)	40,575	424,647
Benetton Group SpA	288,064	5,456,050
Interpump SpA	508,300	4,499,062
Sogefi SpA	409,500	2,801,394
		13,181,153
Japan—23.6%
Aderans Company Ltd.	183,000	4,240,349
Amano Corp.	330,000	4,441,195
Capcom Co., Ltd.	130,000	2,384,250
Fuji Photo Film Co., Ltd.	160,000	5,937,326
Matsushita Electric Industrial Co., Ltd. ADR	200,000	4,160,000
Mitsubishi Tokyo Financial Group, Inc. ADR	356,000	4,539,000
Nintendo Co., Ltd.	20,000	4,090,462
Nippon Tv Network	25,000	3,219,187
Omron Corp.	220,000	5,680,818
Secom Co., Ltd.	77,000	3,851,481
Square Enix Co., Ltd.	150,000	3,757,856
Tecmo Ltd.	443,100	3,368,098
Tokyo Broadcasting System, Inc.	150,000	3,450,045
		53,120,067
Malaysia—1.3%
KLCC Property Holdings Berhad	4,700,000	3,011,088

Common Stocks (continued)	Shares	Value
Mexico—2.2%
Cemex S.A. de C.V. ADR	161,032	$4,950,124
Netherlands—6.2%
CSM NV	150,000	5,213,080
Nutreco Holding NV	50,601	3,015,355
Unilever NV ADR	240,000	5,808,000
		14,036,435
Singapore—1.4%
Gp Industries	9,775,949	3,265,348
South Korea—6.3%
Halla Climate Control	385,000	4,453,701
Kook Soon Dang Brewery Co., Ltd.	275,000	1,803,662
Pulmuone Co., Ltd.	60,190	2,008,995
Samsung Electronics Co., Ltd.	12,000	5,820,111
		14,086,469
Switzerland—4.9%
Ciba Specialty Chemicals AG	100,800	6,170,105
Kudelski SA	156,000	4,808,971
		10,979,076
Taiwan—6.5%
AU Optronics Corp. ADR ADR	314,768	4,274,549
Chunghwa Telecom Co., Ltd. ADR	326,400	5,969,856
Merrill Taiwan Secom Co., Ltd.	2,859,977	4,505,608
		14,750,013
Thailand—2.3%
BEC World Pcl	10,287,200	5,103,292
United Kingdom—5.3%
British Energy Group(a)	175,000	1,403,726
Bodycote International	1,041,250	4,881,201
GlaxoSmithKline Plc ADR	107,100	5,703,075
		11,988,002
United States—2.0%
Freeport-McMoRan Copper & Gold, Inc.	76,200	4,608,576
Total Common Stocks (Cost $151,001,481)		195,965,868
Warrants—0.9%
Pihsiang Machinery Warrants, $0.00 strike price, expires 12/10/09(a)	975,000	2,078,700
Total Warrants (Cost $1,912,432)		2,078,700

The accompanying notes are an integral part of these financial statements.

Annual Report	23

The Tocqueville International Value Fund

Schedule of Investments as of October 31, 2006

Short-Term Investments—7.1%	Shares	Value
Variable Rate Demand Notes—7.1%
JP Morgan Chase Demand Deposits, 2.00%	15,866,825	$15,866,825
Total Short-Term Investments (Cost $15,866,825)		15,866,825
Total Investments (Cost $168,780,738)—95.0%		213,911,393
Other Assets in Excess of Liabilities—5.0%		11,322,513
Total Net Assets—100.0%		$225,233,906

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

24	October 31, 2006

The Tocqueville Gold Fund

Schedule of Investments as of October 31, 2006

Common Stocks—89.0%	Shares	Value
Gold & Gold Related—76.5%
Agnico-Eagle Mines Ltd.(b)	502,000	$18,558,940
Alamos Gold, Inc.(a)(b)	2,615,100	21,098,719
Almaden Minerals Ltd.(a)(b)	800,000	1,959,126
Anatolia Minerals Development(a)(b)	350,000	997,373
Apollo Gold Corp.(a)(b)	733,000	267,626
Aquiline Resources, Inc.(a)(b)	1,333,333	5,639,905
Aurelian Resources, Inc.(a)(b)	189,000	6,345,162
Aurizon Mines Ltd.(a)(b)	600,000	1,656,352
Banro Corp.(a)(b)	631,400	7,961,729
Barrick Gold Corp.(b)	51,562	1,595,600
Barrick Gold Corp.	592,053	18,353,643
Cambior, Inc.(a)(b)	1,000,000	3,550,000
Chesapeake Gold Corp.(a)(b)	339,000	1,766,018
Cia de Minas Buenaventura SA ADR(b)	613,800	15,866,730
Cluff Gold Ltd.(a)(b)	1,650,000	1,880,616
Crystallex International Corp.(a)(b)	2,555,600	7,104,568
Dominion Mining Ltd.(a)(b)	1,428,571	1,670,378
Eldorado Gold Corp.(a)(b)	1,000,000	4,247,740
FNX Mining Co, Inc.(a)(b)	300,000	4,140,879
Fury Explorations Ltd.(a)(b)	1,500,000	801,460
Gabriel Resources Ltd.(a)(b)	3,300,000	13,459,192
Gammon Lake Resources, Inc.(a)(b)	2,042,100	26,823,078
Gold Fields Ltd.(b)	166,249	2,753,420
Gold Fields Ltd. ADR(b)	2,111,500	35,388,740
Goldcorp, Inc.(b)	1,693,950	44,517,006
Golden Star Resources Ltd.(a)	4,059,000	11,405,790
Golden Star Resources Ltd.(a)(b)	1,080,000	2,991,050
Harmony Gold Mining Co., Ltd.(b)	106,667	1,617,327
Harmony Gold Mining Co., Ltd. ADR(b)	784,400	12,189,576
Iamgold Corp.(b)	1,485,700	12,529,123
Ivanhoe Mines Ltd.(a)(b)	3,892,000	40,550,692
Lihir Gold Ltd.(a)(b)	3,325,000	7,080,439
Meridian Gold, Inc.(a)	540,200	13,672,462
Meridian Gold, Inc.(a)(b)	110,331	2,777,557
Minefinders Corp.(a)(b)	663,000	4,983,054
Miramar Mining Corp.(a)(b)	4,331,306	21,006,834
New Gold, Inc.(a)(b)	516,500	4,173,320
Newcrest Mining Ltd.(b)	956,561	17,665,952
Newmont Mining Corp.	469,800	21,267,847
Orezone Resources, Inc.(a)(b)	6,063,700	8,693,670
Osisko Exploration Ltd.(a)(b)	1,155,000	5,955,252
Oxiana Ltd.(a)(b)	5,000,000	12,815,450
Pacific Rim Mining Corp.(a)(b)	35,000	29,750
Polyus Gold ADR(a)(b)	851,616	40,196,275
Premier Gold Mines Ltd.(a)(b)	927,500	726,836
Radius Gold, Inc.(a)(b)	1,329,544	438,071

Common Stocks (continued)	Shares	Value
Randgold Resources Ltd. ADR(a)(b)	1,663,200	$37,704,744
Royal Gold, Inc.	247,765	7,294,202
Semafo, Inc.(a)(b)	4,900,000	7,810,677
Sino Gold Ltd.(a)(b)	2,941,500	11,160,940
SouthernEra Diamonds, Inc.(a)(b)	375,000	130,237
Strongbow Exploration, Inc.(a)(b)	1,800,000	721,314
Sunridge Gold Corp.(a)(b)	500,000	1,202,191
SXR Uranium One, Inc.(a)(b)	1,852,500	20,868,360
Troy Resources NL(b)	1,463,000	3,002,106
U.S. Gold Corp.(a)(b)	223,000	1,090,227
Wesdome Gold Mines Ltd(a)(b)	627,250	916,060
Wolfden Resources, Inc.(a)(b)	1,325,000	1,994,078
Yamana Gold, Inc.(b)	3,541,532	35,227,670
Zijin Mining Group Co., Ltd.(b)	30,000,000	17,435,581
		637,728,714
Precious Metals & Related—12.5%
Aber Diamond Corp.(b)	100,000	3,706,000
African Platinum Plc(a)(b)	15,000,000	7,224,882
Apex Silver Mines Ltd.(a)	1,111,800	17,566,440
Brilliant Mining Corp.(a)(b)	1,875,000	1,302,373
Cameco Corp.(b)	261,000	9,168,930
Impala Platinum Holdings Ltd.(b)	80,000	14,064,144
Impala Platinum Holdings Ltd. ADR(b)	225,000	9,867,555
Ivanhoe Nickel & Platinum Ltd.(a)(b)(c)(d)(e)	83,333	249,999
Mvelaphanda Resources Ltd.(a)(b)	350,000	1,532,326
Peru Copper, Inc.(a)(b)	1,365,000	5,214,702
Sabina Silver Corp.(a)(b)	900,000	1,041,899
Silver Standard Resources, Inc.(a)(b)	557,000	13,702,200
Silver Wheaton Corp.(a)(b)	1,387,400	15,295,438
Stornoway Diamond Corp.(a)(b)	1,950,000	1,632,308
Trade Winds Ventures, Inc.(a)(b)	1,100,000	421,212
Uramin, Inc.(a)(b)	1,350,000	1,854,148
		103,844,556
Total Common Stocks (Cost $437,417,718)		741,573,270
Gold Bullion—7.1%	Ounces
Gold Bullion(a)	97,890	59,379,944
Total Gold Bullion (Cost $44,609,241)		59,379,944

The accompanying notes are an integral part of these financial statements.

Annual Report	25

The Tocqueville Gold Fund

Schedule of Investments as of October 31, 2006

Warrants—0.6%	Shares or Principal Amount	Value
Gold & Gold Related—0.5%
Anatolia Mineral Development Ltd.(a)(b)(d)	$175,000	$70,907
Nevsun Resources Ltd.(a)(b)(d)	202,125	—
Northern Orion Resources, Inc.(a)(b)	1,005,000	2,863,885
Novagold Resources, Inc.(a)(b)	75,000	713,300
Osisko Exploration(a)(b)(d)	577,500	595,011
U.S. Gold Corp.(a)	111,500	—
		4,243,103
Precious Metals & Related—0.1%
Brilliant Mining(a)(b)(d)	937,500	—
PAN American Silver Corp.(a)(b)	61,536	753,480
		753,480
Total Warrants (Cost $86,900)		4,996,583
Corporate Bond—0.4%
Gold & Gold Related—0.4%
Crystallex Intl. Corp. 9.375%, due 12/30/11(b)	4,100,000	3,013,500
Total Corporate Bond (Cost $4,100,000)		3,013,500
Convertible Bond—0.7%
Gold & Gold Related—0.7%
Sino Gold Ltd. 5.75%, due 3/17/12(b)	3,000,000	5,421,000
Total Convertible Bond (Cost $3,000,000)		5,421,000
Exchange Traded Fund—1.9%
iShares Silver Trust (a)	131,000	16,071,080
Total Exchange Traded Fund (Cost $12,982,560)		16,071,080
Short-Term Investments—0.3%
Repurchase Agreement—0.3%
Repurchase Agreement with U.S. Bank, N.A., 5.00%, dated 10/31/06, due 11/1/06, collateralized by a Fannie Mae 15-Year Fixed (Pool # 5616) valued at $2,915,384. Repurchase proceeds of $2,858,397 (Cost $2,858,000)	2,858,000	2,858,000
Total Short-Term Investments (Cost $2,858,000)		2,858,000
Total Investments (Cost $505,054,419)—100.0%		833,313,377
Liabilities in Excess of Other Assets—0.0%		(58,897)
Total Net Assets—100.0%		$833,254,480

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Australia 6.2%; Canada 48.7%; China 2.1%; Peru 1.9%; New Guinea 0.8%; Russia 4.8%; South Africa 9.5%; United Kingdom 5.6%.
(c)	Denotes security is fully or partially restricted to resale. The aggregate value of restricted securities at October 31, 2006 was $249,999 which represented 0.0% of net assets.
(d)	Fair valued security. The aggregate value of fair valued securities at October 31, 2006 was $915,917 which represented 0.1% of net assets.
(e)	Security is considered illiquid and may be difficult to sell.

The accompanying notes are an integral part of these financial statements.

26	October 31, 2006

Percent of Total Investments

The Tocqueville Fund

Allocation of Portfolio Holdings

October 31, 2006

The Tocqueville Small Cap Value Fund

Allocation of Portfolio Holdings

October 31, 2006

Annual Report	27

Percent of Total Investments

The Tocqueville International Value Fund

Allocation of Portfolio Holdings

October 31, 2006

The Tocqueville Gold Fund

Allocation of Portfolio Holdings

October 31, 2006

28	October 31, 2006

The Tocqueville Trust

Statements of Assets and Liabilities

October 31, 2006

	The Tocqueville Fund	Small Cap Value Fund	International Value Fund	Gold Fund
Assets
Investments, at value (1)	$395,178,487	$52,763,016	$213,911,393	$833,313,377
Foreign currencies (2)	1,590	—	14,033,288	—
Cash	—	262	461	288
Receivable for investments sold	318,408	—	492,864	—
Receivable for fund shares sold	1,470,209	1,270	200,960	1,481,806
Dividends, interest and other receivables	270,065	22,288	387,306	135,691
Prepaid assets	30,206	10,781	22,278	58,505

Total Assets	397,268,965	52,797,617	229,048,550	834,989,667

Liabilities
Payable for investments purchased	2,475,165	—	3,226,696	—
Payable for fund shares redeemed	253,641	19,187	195,151	609,053
Payable to Adviser	220,898	33,089	191,437	597,771
Due to custodian	1,476,061	—	—	—
Accrued distribution fee	53,595	8,078	38,406	48,830
Accrued expenses and other liabilities	294,656	36,220	162,954	479,533

Total Liabilities	4,774,016	96,574	3,814,644	1,735,187

Net Assets	$392,494,949	$52,701,043	$225,233,906	$833,254,480

Net assets consist of:
Paid in capital	333,739,698	38,895,188	146,077,842	430,357,755
Accumulated net investment income (loss)	—	—	3,172,886	(9,051,680)
Accumulated net realized gain (loss)	(14,109,474)	6,103,305	30,748,024	83,689,448
Net unrealized appreciation on:
Investments and foreign currency related items	72,864,725	7,702,550	45,235,154	328,258,957

Net assets	$392,494,949	$52,701,043	$225,233,906	$833,254,480

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	16,182,128	2,921,190	13,467,290	16,206,771
Net asset value and redemption price per share	$24.25	$18.04	$16.72	$51.41

Maximum offering price per share	$24.25	$18.04	$16.72	$51.41

(1) Cost of Investments	$322,314,225	$45,060,466	$168,780,738	$505,054,419
(2) Cost of Foreign Currencies	$1,516	$—	$13,928,622	$—

The accompanying notes are an integral part of these financial statements.

Annual Report	29

The Tocqueville Trust

Statements of Operations

For the Year Ended October 31, 2006

	The Tocqueville Fund	Small Cap Value Fund	International Value Fund	Gold Fund
Investment Income:
Dividends*	$3,866,327	$477,899	$6,948,669	$5,471,953
Interest	761,288	71,814	600,908	2,114,622

	4,627,615	549,713	7,549,577	7,586,575

Expenses:
Investment Adviser’s fee (See Note 4)	1,751,251	426,858	2,440,572	7,004,727
Distribution fees (See Note 4)	583,750	142,286	610,143	1,918,335
Administration fee (See Note 4)	350,250	85,372	366,086	1,151,001
Professional fees	106,287	32,089	90,312	333,819
Transfer agent and shareholder services fees	78,039	20,309	86,738	377,770
Registration fees	32,144	18,488	29,328	61,546
Fund accounting fees	31,494	7,972	45,477	102,238
Printing and mailing expense	27,022	10,900	28,956	135,605
Custody fees	26,760	7,827	167,953	261,322
Trustee fees and expenses	25,259	3,850	22,550	70,370
Insurance expense	11,177	3,510	17,199	35,300
Other expenses	11,144	3,787	13,083	80,113

Total expenses	3,034,577	763,248	3,918,397	11,532,146

Net Investment Income (Loss)	1,593,038	(213,535)	3,631,180	(3,945,571)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	26,825,923	7,602,971	30,747,974	84,704,568
Foreign currency translation	(4,411)	—	181,404	(17,365)

	26,821,512	7,602,971	30,929,378	84,687,203
Net change in unrealized appreciation (depreciation) on:
Investments	34,201,839	(2,926,625)	2,488,130	201,528,868
Foreign currency translation	463	—	225,774	—

	34,202,302	(2,926,625)	2,713,904	201,528,868
Net gain on investments and foreign currency	61,023,814	4,676,346	33,643,282	286,216,071

Net Increase in Net Assets Resulting from Operations	$62,616,852	$4,462,811	$37,274,462	$282,270,500

* Net of foreign taxes withheld	$49,183	$—	$913,456	$224,735

The accompanying notes are an integral part of these financial statements.

30	October 31, 2006

[This page intentionally left blank]

Annual Report	31

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Fund
	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
Operations:
Net investment income (loss)	$1,593,038	$1,111,868
Net realized gain (loss) on investments and foreign currency	26,821,512	9,066,454
Net change in unrealized appreciation/(depreciation)	34,202,302	9,388,494

Net increase in net assets resulting from operations	62,616,852	19,566,816
Dividends and distributions to shareholders:
Net investment income	(2,189,946)	(863,340)
Net realized gains	(23,608,046)	(5,747,338)

Total dividends and distributions	(25,797,992)	(6,610,678)
Fund share transactions:
Shares sold	115,739,773	30,413,928
Shares issued in merger (See Note 7)	65,466,749	—
Shares issued to holders in reinvestment of dividends	22,804,475	5,266,557
Shares redeemed*	(24,126,165)	(18,280,792)

Net increase (decrease)	179,884,832	17,399,693

Net increase (decrease) in net assets	216,703,692	30,355,831
Net Assets:
Beginning of year	175,791,257	145,435,426

End of year**	392,494,949	175,791,257

* Net of redemption fees of:	$21,410	$18,988

** Including undistributed net investment income (loss) of:	$—	$587,541

Change in shares outstanding:
Shares sold	4,749,006	1,410,353
Shares issued in Merger (See Note 7)	3,528,649	—
Shares issued to holders in reinvestment of dividends	949,648	252,109
Shares redeemed	(973,392)	(853,030)

Net increase (decrease)	8,253,911	809,432

The accompanying notes are an integral part of these financial statements.

32	October 31, 2006

The Tocqueville Trust

Statements of Changes in Net Assets

Small Cap Value Fund		International Value Fund		Gold Fund
For the Year Ended October 31, 2006	For the Year Ended October 31, 2005	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005

$(213,535)	$(439,007)	$3,631,180	$589,896	$(3,945,571)	$(4,916,511)
7,602,971	(1,499,666)	30,929,378	32,064,097	84,687,203	31,305,039
(2,926,625)	6,105,970	2,713,904	9,722,916	201,528,868	1,023,459

4,462,811	4,167,297	37,274,462	42,376,909	282,270,500	27,411,987

—	—	(712,009)	(1,164,107)	—	—
—	(3,029,286)	(25,434,697)	—	(31,702,831)	(21,027,179)

—	(3,029,286)	(26,146,706)	(1,164,107)	(31,702,831)	(21,027,179)

6,733,616	10,195,998	62,632,662	42,081,069	310,226,522	158,391,876
—	—	—	—	—	—
—	2,803,582	23,518,380	893,120	29,792,252	19,721,437
(16,071,514)	(31,566,833)	(87,755,792)	(64,900,229)	(295,823,614)	(185,196,398)

(9,337,898)	(18,567,253)	(1,604,750)	(21,926,040)	44,195,160	(7,083,085)

(4,875,087)	(17,429,242)	9,523,006	19,286,762	294,762,829	(698,277)

57,576,130	75,005,372	215,710,900	196,424,138	538,491,651	539,189,928

52,701,043	57,576,130	225,233,906	215,710,900	833,254,480	538,491,651

$49,477	$24,651	$169,335	$45,552	$1,047,617	$372,142

$—	$—	$3,172,886	$72,311	$(9,051,680)	$(5,085,204)

380,420	623,305	3,908,734	2,831,694	6,528,800	4,698,499
—	—	—	—	—	—
—	159,295	1,572,084	64,860	770,224	604,952
(931,299)	(1,966,893)	(5,447,837)	(4,452,473)	(6,256,718)	(5,614,662)

(550,879)	(1,184,293)	32,981	(1,555,919)	1,042,306	(311,211)

The accompanying notes are an integral part of these financial statements.

Annual Report	33

The Tocqueville Trust

The Tocqueville Fund

The Tocqueville Small Cap Value Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

Notes to Financial Statements

1.    ORGANIZATION

The Tocqueville Trust (the “Trust”) was organized as a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust consists of four separate funds: The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund (individually referred to as the ‘‘Fund’’ and collectively referred to as the ‘‘Funds’’). The objective of The Tocqueville Fund is long-term capital appreciation. The Tocqueville Fund seeks to achieve its investment objective by investing primarily in securities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreciation. The Tocqueville Small Cap Value Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies located in the United States that have market values of less than $3 billion. The objective of The Tocqueville International Value Fund is long-term capital appreciation consistent with preservation of capital. The Tocqueville International Value Fund seeks to achieve its investment objective by investing primarily in non-U.S. companies. The objective of The Tocqueville Gold Fund is to provide long-term capital appreciation. The Tocqueville Gold Fund seeks to achieve its investment objective by investing 80% of its net assets, plus borrowings for investment purposes, in gold and securities of companies located throughout the world that are engaged in mining or processing gold. The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

2.    SIGNIFICANT ACCOUNTING POLICIES

a)  Security valuation

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market are generally valued at the NASDAQ Official Closing Price (“NOCP”). Investments in gold and silver will be valued on the basis of the respective closing spot prices of the New York Commodity Exchange. Investments in other precious metals will be valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term securities maturing within 60 days are valued on an amortized cost basis. Fixed income securities with maturities greater than 60 days are valued at market price.

Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Funds’ net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded on domestic markets where the market may close early on a given day prior to calculation of the Funds’ net asset value. Events affecting the value of such securities held by the Funds that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the net asset value. Significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

34	October 31, 2006

b)  Restricted and Illiquid Securities

The Tocqueville Fund and The Tocqueville Gold Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

c)  Accounting pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Tocqueville Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

d)  Federal income tax

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Accounting principles generally accepted in the United States of America (“GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.**

**	The reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2006, the Tocqueville Fund had a decrease in undistributed net investment loss of $9,367, an increase in accumulated realized loss of $4,627,330 and an increase in paid-in capital of $4,617,963. The Small Cap Value Fund had a decrease in undistributed net investment loss of $213,535, a decrease in accumulated realized gains of $1, and a decrease in paid-in capital of $213,534. The International Value Fund had an increase in undistributed net investment of $181,404 and a decrease in accumulated realized gains of $181,404. The Gold Fund had an increase in undistributed net investment loss of $20,906 and an increase in accumulated realized gains of $20,907.

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At October 31, 2006 the cost of investments, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes were as follows:

	The Tocqueville Fund	Small Cap Value Fund	International Value Fund	Gold Fund
Cost of Investments	$322,697,913	$45,116,953	$182,709,360	$518,285,164

Appreciation	$75,234,365	$10,794,398	$50,143,742	$343,476,404
Depreciation	(2,751,812)	(3,148,335)	(4,908,588)	(15,774,636)

Net unrealized appreciation (depreciation) on investments	$72,482,553	$7,646,063	$45,235,154	$327,701,768

Undistributed ordinary income	$—	$—	$4,177,083	$22,329,847
Undistributed long-term capital gain	—	6,159,792	29,743,827	65,538,666

Distributable earnings	$—	$6,159,792	$33,920,910	$87,868,513

Other net unrealized accumulated appreciation (depreciation)	$(13,727,302)	$—	$—	$(12,673,556)

Total accumulated earnings (losses)	$58,755,251	$13,805,855	$79,156,064	$402,896,725

Unrealized appreciation and depreciation differ for financial statement and tax purposes primarily due to the tax deferral of wash sale losses (The Tocqueville Gold Fund only) and realization for tax purposes of unrealized losses on passive foreign investment companies (The Tocqueville Gold Fund only).

The tax character of distributions paid during the years ended October 31, 2006 and 2005 was as follows:

	October 31, 2006
	Ordinary Income	Long-term Capital Gain	Total
The Tocqueville Fund	$2,189,946	$23,608,046	$25,797,992
International Value Fund	712,009	25,434,697	26,146,706
Gold Fund	—	31,702,831	31,702,831

	October 31, 2005
	Ordinary Income	Long-term Capital Gain	Total
The Tocqueville Fund	$863,340	$5,747,338	$6,610,678
Small Cap Value Fund	—	3,029,286	3,029,286
International Value Fund	1,164,107	—	1,164,107
Gold Fund	—	21,027,179	21,027,179

36	October 31, 2006

At October 31, 2006, certain funds had tax basis capital losses which may be carried over to offset future capital gains as shown below.

The Tocqueville Fund
Capital losses expiring in:
2010	$11,333,200
2013	2,394,102

$13,727,302

During the year ended October 31, 2006, The Tocqueville Fund and The Tocqueville Small Cap Value Fund utilized $8,209,337 and $1,499,666 of capital loss carryforwards, respectively.

e)  Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, are engaged in transactions in securities denominated in foreign currencies and, as a result, enter into foreign exchange contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

f)  Written option accounting

The Tocqueville International Value Fund and The Tocqueville Gold Fund may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell) an option, an amount equal to the premium received by the Funds are included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of

Annual Report	37

valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Funds realize a gain or loss from the sale of the underlying security.

g)  Futures Contracts

Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price, or in the absence of a sale, the mean of the last bid and asked prices. When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

h)  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

i)  Other

Investments and shareowner transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date or for foreign securities for which timely information is not available, when the Funds first learn of the dividend, whichever is earlier. Interest income is recognized on the accrual basis and market discount is accounted for on a yield to maturity basis from settlement date. The Funds use the first-in, first-out method for determining realized gain or loss on investments sold for both financial reporting and federal tax purposes. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which it invests. Distributions to shareholders are recorded on the ex-dividend date. Expenses incurred by the Trust not specifically identified to a Fund are allocated on a basis relative to the size of each Fund’s daily net asset value.

j)  Repurchase Agreements

The Funds may transfer uninvested cash balances into separate accounts, the daily balance of which is invested in repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Trust’s custodian takes possession of the collateral pledged for investments in repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the

38	October 31, 2006

obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3.    FINANCIAL INSTRUMENTS

The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2006, the Funds did not hold any financial instruments with off-balance sheet risk.

4.    INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”), is the investment adviser (the “Adviser”), to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Small Cap Value Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from the Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the Fund, and 0.75% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion.

With respect to The Tocqueville Fund, effective October 31, 2006, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets. The Expense Limitation Agreement will remain in effect until October 31, 2007.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the year ended October 31, 2006, the Adviser has made payments of $77,030, $18,753, $80,302 and $251,636 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration agreement for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, respectively.

Lepercq, de Neuflize/Tocqueville Securities, L.P., an affiliate of Tocqueville, (the “Distributor”) acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund for the year ended October 31, 2006, were $182,782, $130,296, $49,553 and $316,502, respectively.

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During the year ended October 31, 2004, The Tocqueville Gold Fund received a reimbursement from Tocqueville related to certain losses incurred as a result of a pricing error. The amount of the loss and corresponding reimbursement was $60,626 or $0.004 per share based on average shares outstanding during the year ended October 31, 2004.

5.    FUND SHARE TRANSACTIONS

The Funds currently offer only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 120 days or less. This fee is retained by each Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust’s Prospectus dated February 28, 2006. For a more detailed description of when the redemption fee does not apply, please see the Trust’s Prospectus. The Trust may waive the redemption fee when the Adviser determines that the imposition of the redemption fee is not necessary to protect a Fund from the effects of redemptions by investors who use the Fund as a short-term trading vehicle.

6.    INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the year ended October 31, 2006 are summarized below.

	The Tocqueville Fund	Small Cap Value Fund	International Value Fund	Gold Fund
Purchases:	$149,947,191	$24,879,159	$81,569,444	$260,213,495

Sales:	$72,894,491	$32,959,490	$94,781,538	$222,155,058

7.    MERGER INFORMATION

Effective October 31, 2006, The Tocqueville Fund acquired, through a non-taxable merger, substantially all of the net assets of The Tocqueville Genesis Fund, a series of the Tocqueville Trust. The Tocqueville Fund issued 628,166 shares (valued at $15,236,046) for the 1,528,711 shares outstanding of The Tocqueville Genesis Fund. The net assets of the Tocqueville Genesis Fund, $15,236,046, included net unrealized appreciation on investment of $1,464,099.

Effective October 31, 2006, The Tocqueville Fund acquired, through a non-taxable merger, substantially all of the net assets of The Tocqueville Alexis Fund, a single series. The Tocqueville Fund issued 2,900,483 shares (valued at $70,350,642) for the 5,366,305 shares outstanding of The Tocqueville Alexis Fund. The net assets of the Tocqueville Alexis Fund, $70,350,642, included net unrealized appreciation on investment of $18,655,613.

8.    CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust’s Board of Trustees and Audit Committee, effective October 16, 2006, dismissed PricewaterhouseCoopers LLP (“PwC”) as independent accountants to audit the Trust’s financial statements for the fiscal year ending October 31, 2006. PwC’s report on the Trust’s financial statements for each of the past two years did not include any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant’s two most recent fiscal years and any subsequent period through October 16, 2006, there were no disagreements or events of the type required to be reported in PwC’s opinions pursuant to paragraph (iv) or (v) of Item 304(a)(1) of Regulation S-K. The Board of Trustees and the Audit Committee of the Trust engaged Grant Thornton LLP as the new independent accountants.

40	October 31, 2006

The Tocqueville Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Tocqueville Trust:

We have audited the accompanying statements of assets and liabilities of The Tocqueville Trust (comprising The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund) (collectively, the “Funds”), including the schedules of investments, as of October 31, 2006, and the related statements of operations, change in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets of the Funds for the year ended October 31, 2005 and the financial highlights of the Funds for each of four years in the period ended October 31, 2005 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 23, 2005.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds were not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of The Tocqueville Trust as of October 31, 2006, the results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois

December 8, 2006

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ADDITIONAL INFORMATION (UNAUDITED)

1.    ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Inge Heckel (66) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, 19 Years Served	President, New York School of Interior Design, from July 1996 to present.	4	Member of the Advisory Council, the Institute of Classical Architecture; Member, Advisory Council Olana Preservation; Member, Horticultural Committee, Wave Hill

Lucille G. Bono (73) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, 7 Years Served	Retired. Tocqueville Trust Trustee.	4	None

Larry M. Senderhauf (57) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, 7 Years Served	Retired. Administrator and Trustee, LMS 33 Profit and Pension Sharing Fund from 1983 to present.	4	Advisory Board Member, Legacy Bank, Scottsdale, Arizona

42	October 31, 2006

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Guy A. Main (70) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, 5 Years Served	Retired. Formerly, Executive Vice President, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, President and Chief Executive Officer, Condor Services Inc. from April 1989 to April 1996.	4	Director, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, Association of California Insurance Companies from January 1996 to January 1998; Director, Condor Services Inc. from April 1989 to April 1996.

Charles W. Caulkins (50) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, 3 Years Served	Founder and President, Arbor Marketing, Inc. from October 1994 to present.	4	Director, Phoenix House from January 2001 to present; Director, Bridges to Community from July 2002 to present.

James W. Gerard (45) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, 4 Years Served	Principal, Juniper Capital Group, LLC (formerly known as Argus Advisors International, LLC), from August 2003 to present; Managing Director, The Chart Group from January 2001 to present; Managing Principal, Ironbound Partners from October 1998 to December 2000.	4	Director, American Overseas Memorial Day Association, 1998 to present.

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Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Francois D. Sicart (63) 40 W. 57th St., 19th Floor New York, NY 10019	Chairman, Principal Executive Officer and Trustee	Indefinite Term, 19 Years Served	Chairman, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Lepercq, de Neuflize/Tocqueville Securities L.P. from January 1990 to present; Chairman and Founder, Tocqueville Asset Management Corp. from December 1985 to January 1990; Vice Chairman of Tucker Anthony Management Corporation from 1981 to October 1986; Vice President (formerly general partner) among other positions with Tucker Anthony, Inc. from 1969 to January 1990.	4	Chairman and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Lepercq, de Neuflize/ Tocqueville Securities, L.P. from January 1990 to present.

Robert W. Kleinschmidt (57) 40 W. 57th St., 19th Floor New York, NY 10019	President, Principal Operating Officer, Principal Financial Officer, and Trustee	Indefinite Term, 14 Years Served	President, Chief Investment Officer and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Lepercq, de Neuflize/Tocqueville Securities, L.P. from January 1994 to present; and Managing Director from July 1991 to January 1994; Partner, David J. Greene & Co. from May 1978 to July 1991.	4	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Lepercq, de Neuflize/Tocqueville Securities, L.P.

*	“Interested person” of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered “interested persons” because of their affiliation with the Adviser.

44	October 31, 2006

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Steve Tyrrell (34) 40 W. 57th St., 19th Floor New York, NY 10019	Secretary, Treasurer	Indefinite Term, less than 1 Year Served	Director of Operations, Tocqueville Asset Management L.P. from 2004 to present; Assistant Director of Operations, 2002-2004; Assistant Operations Manager, Lepercq, de Neuflize & Co., Inc. 1998-2002	N/A	N/A

Andrea Yermack (54) 40 W. 57th St., 19th Floor New York, NY 10019	Anti Money Laundering Compliance Officer	Indefinite Term, less than 1 Year Served

Director of Compliance (April 2006-present), Lepercq, de Neuflize/Tocqueville Securities and Tocqueville Asset Management L.P.; Vice President/Deputy Director of Compliance (June 1999-April 2006), Instinet Group, LLC

				N/A	N/A

Thomas Pandick (59) 40 W. 57th St., 19th Floor New York, NY 10019	Chief Compliance Officer	Indefinite Term, Since 2004	Chief Compliance Officer (October 2004-present), Tocqueville Asset Management L.P.; General Counsel (January-October 2004), Tocqueville Asset Management L.P.; Vice President, Kirkbride Asset Management, Inc. (2000-2004)	N/A	N/A

1	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

Annual Report	45

2.    INVESTMENT ADVISORY AGREEMENT DISCLOSURE

In determining whether to approve the continuance of the Investment Advisory Agreements on behalf of the Funds, the Trustees, including the disinterested Trustees, considered the following information:

1)  The nature, extent and quality of services provided by the Adviser.

The Trustees reviewed in detail the nature and extent of the services provided by the Adviser under the terms of the Funds’ Investment Advisory Agreements and the quality of those services over the past year. The Trustees noted that the services include managing the investment and reinvestment of the Funds’ assets; supervising and managing all aspects of the Funds’ operations; and providing the Board on a regular basis with financial reports and analyses on the Funds’ operations and the operations of comparable investment companies. The Trustees evaluated these factors based on their direct experience with the Adviser and in consultation with Trust counsel. The Trustees concluded that the nature and extent of the services provided under the Investment Advisory Agreements were reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser had not diminished over the past year and that the quality of services continues to be high. The Trustees reviewed the personnel responsible for providing advisory services to the Funds and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality portfolio managers and other personnel; (ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreements; (iii) the Adviser was responsive to requests of the Trustees; and (iv) the Adviser had kept the Trustees apprised of developments relating to the Funds and the industry in general. The Trustees also focused on the Adviser’s reputation and long-standing relationship with the Trust.

In connection with its assessment of the performance of the Adviser, the Trustees considered the Adviser’s financial condition and whether it has the resources necessary to continue to carry out its obligations under the Investment Advisory Agreements. The Trustees concluded that the Adviser has the financial resources necessary to continue to perform its obligations under the Investment Advisory Agreements and to continue to provide the high quality services that it has provided to the Funds to date.

2)  The performance of the Funds and the Adviser.

The Trustees reviewed the investment performance of the Funds, both on an absolute basis and as compared to a peer group for each respective Fund for the one-year, three-year, five-year and ten-year periods, as applicable, ended July 31, 2006. The peer groups were comprised of other funds that had similar investment objectives and sales load structures, as determined by Lipper: The Lipper Multi-Cap Value Funds peer group, with average net assets between $225 million and $275 million, for The Tocqueville Fund; the Lipper Small-Cap Core Funds peer group, with average net assets between $55 million and $65 million, for The Tocqueville Small Cap Value Fund; The Lipper International Small/Mid Cap Growth Funds peer group, with average net assets between $175 million and $225 million, for The Tocqueville International Fund; The Lipper Gold Oriented Funds peer group, with average net assets between $400 million and $1,000 million, for The Tocqueville Gold Fund; and the Lipper Mid-Cap Core Funds peer group, with average net assets between $10 million and $30 million, for The Tocqueville Genesis Fund (the “Peer Groups”).

The Trustees also compared each Fund’s investment performance against its benchmark market indices: the S&P 500 Index for The Tocqueville Fund; The Russell 2000 Index for The Tocqueville Small Cap Value Fund; the Morgan Stanley EAFE Index for The Tocqueville International Value Fund; the S&P 500 Index and the Philadelphia Stock Exchange Gold/Silver Index for The Tocqueville Gold Fund; and the Wilshire 5000 Index for The Tocqueville Genesis Fund (the

46	October 31, 2006

“Indices”) for the most recent fiscal quarter ended July 31, 2006, and for the one-year, three-year, five-year and ten-year periods ended July 31, 2006. The Trustees considered the above information as helpful in their assessment of whether the Adviser was obtaining for the Funds’ shareholders the performance that was available in the marketplace given each Fund’s investment objectives, policies, strategies, limitations and restrictions. The Board concluded that the performance of the Funds against their respective Peer Groups was satisfactory. In particular, the Board noted that with the exception of this most recent fiscal quarter, during which time all the Funds performed poorly as compared to their benchmarks, The Tocqueville Fund had performed well as compared to its Index for all periods and generally outperformed the median of its Peer Group, only slightly behind the median of its Peer Group for its ten-year period. The Board noted that with respect to the Tocqueville Small Cap Value Fund that despite underperforming its Index and the median of its Peer Group at various time periods, the Fund had outperformed both its Index and the median of its Peer Group for its ten-year period. The Board observed that The Tocqueville Genesis Fund underperformed the median of its Peer Group and its Index for the one-year period ended July 31, 2006, but also noted that the Fund was still relatively new. The Board further noted that overall The Tocqueville International Value Fund and The Tocqueville Gold Fund generally seemed to be in line with their respective Indices and median Peer Groups.

3)  The cost of the advisory services and the profits to the Adviser from the relationship with the Trust.

In connection with the Trustee’s consideration of the level of the advisory fees, the Trustees considered a number of factors. The Trustees compared the level of the advisory fees for each Fund against the advisory fees charged (i) by funds in their respective Peer Groups, (ii) other funds with an investment policy similar to the Funds’ that are advised or sub-advised by the Adviser (the Tocqueville Alexis Fund), and (iii) other types of accounts, such as institutional and pension accounts, with similar investment policies to the Funds’ that are advised or sub-advised by the Adviser, of which there were none. The Trustees also considered comparative total fund expenses of the Funds and the Peer Groups. The Trustees used this comparative fee information and total expense data as a guide to help assess the reasonableness of each Fund’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under each Peer Group fund agreement is often not apparent. The Trustees also viewed the Peer Group fee information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds.

The Board noted that the contract rate advisory fee for each of the Funds was reasonable, but above average for the Tocqueville Fund, the Tocqueville Gold Fund and the Tocqueville Genesis Fund, when compared to their respective Peer Groups. The Board noted that the contract advisory fee for all the Funds was higher than the other fund advised by the Adviser. The Board further observed that the total expense ratios of the Funds were also reasonable. The Board noted that all the Funds, except for the Tocqueville Genesis Fund, were below average, when compared to their respective Peer Groups. The Board noted that the total expense ratios for all the Funds were higher than the other fund advised by the Adviser. The Board also noted that The Tocqueville Genesis Fund operates pursuant to an Expense Limitation Agreement whereby the Adviser has agreed to waive a portion of its fee necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus. In assessing this information, the Trustees considered both the comparative contract rate advisory fee as well as the level of advisory fee after waivers and/or reimbursement.

The Trustees also considered the profitability to the Adviser and its affiliate arising out of its relationship with the Trust. In this regard, the Trustees reviewed profitability data relating to the Adviser for the year October 31, 2005. The Trustees considered revenues received by the Adviser under the Investment Advisory Agreements and the Administration Agreement as well as revenues received by the Adviser’s affiliate under the 12b-1 plans and related agreements. The

Annual Report	47

Trustees also received a handout disclosing the Adviser’s financial statements and the Adviser provided an oral update on its profitability numbers since October 31, 2005. The Trustees concluded that the profitability of the Funds to the Adviser was not excessive.

4)  The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Trustees’ consideration of economies of scale, the Trustees discussed with the Adviser whether economies of scale would be realized by it in its management of the Fund at higher asset levels. The Trustees also reviewed the Peer Group data to assess whether the Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Trustees noted that the Funds currently have advisory fee breakpoints and that they were satisfied that the current breakpoints were appropriate when compared with each Fund’s respective Peer Group. In the event there were significant asset growth in the future, the Trustee’s determined to reassess whether the advisory fees, including the current breakpoint structure, appropriately took into account any economies of scale that had been realized as a result of that growth.

5)  Other Factors.

The Board also discussed the Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage and research services to the Adviser. The Trustees further discussed the potential benefits the Adviser derived from the Funds’ soft dollar arrangements, whereby brokers provide research to the Funds or the Adviser in return for allocating fund brokerage, and other investment data concerning soft dollars.

Based on a consideration of all these factors in their totality, the Trustees, including all of the disinterested Trustees, determined that the Funds’ advisory fees were fair and reasonable with respect to the quality of services that the Adviser provides and in light of the other factors described above that the Trustees deemed relevant. The Trustees based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

3.    PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

4.    SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Trust’s Form N-Q will be available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocquevillefunds.com.

48	October 31, 2006

5.    SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

The Funds designate the following percentages of ordinary dividends declared during the fiscal year ended October 31, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders:

The Tocqueville Fund	100.00%
International Value Fund	10.06%

The Funds designate the following percentages of ordinary dividends declared from net investment income during the fiscal year ended October 31, 2006 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

The Tocqueville Fund	100.00%
International Value Fund	100.00%

For the year ended October 31, 2006, the funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c): The Tocqueville Fund—14.67%, International Value Fund—5.67%.

For the fiscal year ended October 31, 2006, the following percentages of its ordinary income distributions paid are designated as short-term capital gain distributions under the Internal Revenue Code Section 871(k)(2)(c): The Tocqueville Fund—0.00%, International Value Fund—0.00%.

Annual Report	49

6.    FOREIGN TAX CREDIT

For the year ended October 31, 2006, the Tocqueville International Value Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend Per Share	Taxes Withheld Per Share
Austria	0.003005	0.000451
Belgium	0.005165	0.000775
Brazil	0.000000	0.000000
Canada	0.003329	0.000543
China	0.031157	0.006231
Finland	0.026404	0.005236
France	0.035990	0.005339
Greece	0.005123	0.000000
Hong Kong	0.005737	0.000000
Indonesia	0.008373	0.001256
Italy	0.069221	0.010383
Japan	0.048525	0.003471
Malaysia	0.008065	0.000000
Mexico	0.008872	0.000000
Netherlands	0.127689	0.019273
Singapore	0.069102	0.000000
South Africa	0.000000	0.000000
South Korea	0.021978	0.003655
Sweden	0.000000	0.000000
Switzerland	0.022985	0.003448
Taiwan	0.022849	0.005242
Thailand	0.011969	0.001197
United Kingdom	0.025443	0.000000

	0.560983	0.066499

For the fiscal year ended October 31, 2006, the Tocqueville Gold Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend Per Share	Taxes Withheld Per Share
Australia	0.0178	0.0000
Canada	0.1265	0.0076
Hong Kong	0.0093	0.0000
Peru	0.0155	0.0006
Russia	0.0247	0.0039
South Africa	0.1439	0.0006

	0.3376	0.0127

50	October 31, 2006

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there are three audit committee financial experts serving on its audit committee, James Gerard, Guy Main and Larry Senderhauf, who are “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	FYE 10/31/06	FYE 10/31/05
4(a) Audit Fees	$80,000	$88,000
4(b) Audit Related Fees	$0	$0
4(c) Tax Fees	$12,600	$33,500
4(d) All Other Fees	$0	$0

“Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

4(e)(1) The registrant’s audit committee is required to pre-approve (i) all audit and non-audit services performed by the independent registered public accounting firm (“accountants”) for the registrant and (ii) any non-audit services performed by the accountants for the registrant’s investment adviser and control persons of the adviser that provide ongoing services to the registrant (“Service Affiliates”) if the services relate directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

4(e)(2) None.

4(f) Not applicable.

4(g) The amount of non-audit fees that were billed by the registrant’s accountant for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2006 were $0 and $0, respectively. The amount of non-audit fees that were billed by

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the registrant’s accountant for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2005 were $0 and $40,000, respectively.

4(h) The registrant’s audit committee has considered whether its principal accountant’s provision of non-audit services that were rendered to the registrant’s investment adviser, and any control persons of the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item 10.

Item 11. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the design and operation of the registrant’s disclosure controls and procedures within 90 days of the filing and have concluded that the registrant’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis.

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(b)	There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Filed herewith.

(2)	Certifications of Principal Executive Officer and Principal Financial Officer, under Rule 30a-2 of the Investment Company Act of 1940. Filed herewith.

(3)	Not applicable to open-end investment companies.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C. § 1350. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Tocqueville Trust

By (Signature and Title)	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date 1/8/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date 1/8/07

By (Signature and Title)	/s/ Steven J. Tyrrell
Steven J. Tyrrell, Treasurer

Date 1/8/07

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